Ex 10.12

                         COCONUT PALM ACQUISITION CORP.




                                                     ______________, 2005

Royal Palm Capital Management, LLLP
595 South Federal Highway
Suite 600
Boca Raton, Florida 33432

Gentlemen:

        This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Coconut Palm Acquisition Corp. ("CPAC") and continuing until the earlier of the consummation by CPAC of a "Business Combination" or CPAC's liquidation (as described in CPAC's IPO prospectus) (the "Termination Date"), Royal Palm Capital Management, LLLP shall make available to CPAC certain office space, utilities and secretarial support as may be required by CPAC from time to time, situated at 595 South Federal Highway, Suite 600, Boca Raton, Florida 33432. In exchange therefore, CPAC shall pay Royal Palm Capital Management, LLLP the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                        Very truly yours,


                                        COCONUT PALM  ACQUISITION CORP.



                                        By:  ________________________________
                                             Name:  Richard C. Rochon
                                             Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

ROYAL PALM CAPITAL MANAGEMENT, LLLP


By:  _____________________________
     Name:
     Title: